Exhibit 99.1

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2026

and

Unaudited Pro Forma Consolidated Statements of Operations for the

three months ended March 31, 2026 and the year ended December 31, 2025

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated the United States Securities and Exchange Commission (the “SEC”). In accordance with Article 11 of Regulation S-X, certain unaudited financial information for the properties disposed of since December 31, 2025 that are not individually significant have also been presented.

On October 23, 2025, Medalist Diversified, Inc. (the “Company”), through its operating partnership, Medalist Diversified Holdings, LP (the “Operating Partnership”), and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing a building at 2106 Statesville Blvd., Salisbury, North Carolina (the “Salisbury Property”) to an unaffiliated purchaser.  The total sales price received for the Salisbury Property was $9,930,000. The net cash to the Company was approximately $4.45 million after payment of closing costs and repayment of approximately $5.145 million of debt.

On December 30, 2025, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of those certain tracts of real property at 2545 Scottsville Road, Bowling Green, Kentucky (the “Buffalo Wild Wings Property”) and 376 Dan Tibbs Road NW, Huntsville, Alabama (the “United Rentals Property”), each containing a single building, to an unaffiliated purchaser.  The total sales price received for the two properties was $5,299,500.

On February 13, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing three buildings at 1244 Executive Boulevard, Chesapeake, Virginia (the “Greenbrier Property”) to an unaffiliated purchaser.  The total sales price received for the Property was $11,000,000. The Company used $7,000,000 of the proceeds from the sale of the Greenbrier Property to repay a portion of the Wells Fargo Mortgage Facility that was cross collateralized by the Greenbrier Property.

On February 27, 2026, the Company through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, and PMI Parkway, LLC (“PMI”), a Delaware limited liability company not affiliated with the Company completed the disposition of that certain tract of real property containing two buildings at 2697 International Parkway, Virginia Beach, Virginia (the “Parkway Property”) to an unaffiliated purchaser. The total sales price received for the Property was $7,825,000. The Company and PMI used $4,735,614 of the proceeds from the sale of the Parkway Property to fully repay the mortgage loan collateralized by the Parkway Property.

On March 30, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing eight buildings at 3940 East Franklin Boulevard in Gastonia, North Carolina (the “Franklin Square Property”) to an unaffiliated purchaser.  The total sales price received for the Franklin Square Property was $24,100,000. The Company used $12,954,175 of the proceeds from the sale of the Franklin Square Property to fully repay the mortgage loan collateralized by the Franklin Square Property.

On June 24, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing a single building at 3535 N. Central Avenue, Chicago, Illinois 60634 (the “Citibank Property”).  The total sales price received for the Property was $2,150,000.

On July 31, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing three buildings at 201 N. Berkeley Boulevard, Gastonia, North Carolina (the “Ashley Plaza Property”) to an unaffiliated purchaser.  The total sales price received for the Ashley Plaza Property was $16,275,000. The Company used $10,113,493 of the proceeds from the sale of the Ashley Plaza Property to defease and retire its obligations under the mortgage loan collateralized by the Ashley Plaza Property.

Collectively, the seven disposition transactions are referenced herein as the “Dispositions.”

On June 20, 2026, as a result of the sale of a majority of the class 1 beneficial interests in MDRR XXV DST 1 (“XXV DST 1”), the owner of that certain tract of real property containing a single building at 312 East Nine Mile Road, Pensacola, Florida 32514 (the “Tesla Pensacola Property”), the Company deconsolidated the XXV DST 1 entity and removed all assets and liabilities held by XXV DST 1 from its condensed consolidated financial statements (the “Deconsolidation”).  The Company has received approximately $6,777,444 in net cash proceeds from the sale of 84.72% of the Class 1 beneficial interests in XXV DST 1.

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the condensed consolidated balance sheet of Medalist Diversified, Inc. and Subsidiaries as of March 31, 2026 (unaudited), the condensed consolidated statement of operations of Medalist Diversified, Inc. and Subsidiaries for the three months ended March 31, 2026 (unaudited), and the audited consolidated statement of operations of Medalist Diversified, Inc. and Subsidiaries for the year ended December 31, 2025.

The following unaudited pro forma consolidated balance sheet as of March 31, 2026 has been prepared to give effect to the sale of the Citibank and the Ashley Plaza Properties, and the Deconsolidation of the XXV DST 1 entity as if these transactions had occurred on March 31, 2026.

The following unaudited pro forma consolidated statement of operations for the three months ended March 31, 2026 has been prepared to give effect to the sale of the Parkway, Greenbrier, Franklin Square, Citibank, and Ashley Plaza Properties, and the Deconsolidation of the XXV DST 1 entity as if these transactions had occurred on January 1, 2026.

The following unaudited pro forma consolidated statement of operations for year ended December 31, 2025 has been prepared to give effect to the to the sale of the Salisbury, Buffalo Wild Wings, United Rentals, Parkway, Greenbrier, Franklin Square, Citibank, and Ashley Plaza Properties, and the Deconsolidation of the XXV DST 1 entity, as if these transactions had occurred on January 1, 2025.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Dispositions and the Deconsolidation had been consummated as of the date indicated.

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2026

		Pro Forma Adjustments - Dispositions (b)
						Tesla Property -
						Sales of DST
						Interests and
	Historical	Citibank		Ashley Plaza		Deconsolidation		Pro Forma
	March 31, 2026 (a)	Property		Property		(c)		March 31, 2026
	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$25,448,825	$—		$—		$—		$25,448,825
Cash and cash equivalents	8,604,528	2,077,057	(i)	5,745,400	(i)	6,777,444	(i)	21,127,372
Restricted cash	830,737	—		—		—		830,737
Investment in marketable securities	12,416,668	—		—		—		12,416,668
Rent and other receivables, net of allowance	323,688	—		—		—		323,688
Assets held for sale	15,375,555	(2,158,091)	(ii)	(11,736,710)	(ii)	(14,978,188)	(ii)	(11,339,343)
Equity investment	—	—		—		1,312,047	(iii)	1,312,047
Unbilled rent	619,952	(39,523)	(iii)	(231,733)	(iii)	(152,765)	(iv)	235,454
Intangible lease assets, net	1,174,129	—		—		—		1,174,129
Other intangible assets	423,352	—		—		—		423,352
Deferred tax assets, net	2,550,596	—		—		—		2,550,596
Other assets	1,155,757	—		(101,830)	(iv)	—		1,053,927
Total Assets	$68,923,787	$(120,557)		$(6,324,873)		$(7,041,462)		$55,557,452

LIABILITIES
Accounts payable and accrued liabilities	$1,124,848	$—		$—		$—		$1,124,848
Liabilities associated with assets held for sale	7,961,567	(71,091)	(v)	—		(7,505,754)	(v)	455,813
Intangible lease liabilities, net	754,472	—		(333,621)	(v)	—		420,851
Mortgages payable, net	19,196,937	—		(10,038,611)	(v)	—		9,158,326
Total Liabilities	$29,037,824	$(71,091)		$(10,372,232)		$(7,505,754)		$11,159,838

EQUITY
Common stock	$14,285	$—		$—		$—		$14,285
Additional paid-in capital	55,940,486	—		—		—		55,940,486
Offering costs	(3,782,521)	—		—		—		(3,782,521)
Accumulated deficit	(29,869,847)	(49,466)	(vi)	4,047,359	(vi)	464,292	(vi)	(25,358,196)
Total Stockholders' Equity	22,302,403	(49,466)		4,047,359		464,292		26,814,054
Noncontrolling interests - Parkway Property	8,490	—		—		—		8,490
Noncontrolling interests - DST Entities	2,136,562	—		—		—		2,136,562
Noncontrolling interests - Operating Partnership	15,438,508	—		—		—		15,438,508
Total Equity	$39,885,963	$(49,466)		$4,047,359		$464,292		$44,397,614
Total Liabilities and Equity	$68,923,787	$(120,557)		$(6,324,873)		$(7,041,462)		$55,557,452

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2026

Notes to unaudited pro forma consolidated balance sheet as of March 31, 2026

(a)	Historical financial information was derived from the condensed consolidated balance sheet of the Company as of March 31, 2026 (unaudited).

(b)	Adjustments to give effect to the sale of the Citibank and Ashley Plaza Properties as if each disposition had occurred on March 31, 2026.

(i)	Represents net cash proceeds to the Company from the sale of the respective properties after payment of closing costs and repayment of debt, if applicable.

(ii)	Represents book value of the asset group disposed of at closing, including land, site improvements, building and tenant improvements, and lease intangibles, including leasing commissions, leases in place, above market leases, and legal and marketing costs associated with replacing existing leases.

(iii)	Represents the write-off of unbilled rent resulting from recording rent revenue on a straight line basis.

(iv)	Represents book value of the roof warranty that was part of the asset group transferred to the purchaser at closing.

(ii)	Represents the mortgages held for sale and intangible liabilities held for sale that were retired at closing. For the Ashley Plaza Property, mortgages and intangible liabilities had not been reclassified to held for sale status as of March 31, 2026.

(v)	Represents the gain on sale recorded at closing, offset by loss on extinguishment of debt related to the unamortized loan issuance costs related to the debt that was repaid at closing.

(c)	Represents the impact of the deconsolidation of the XXV DST 1 entity resulting from the sale of a majority of the Class 1 beneficial ownership interests in the XXV DST 1 entity as if the deconsolidation had occurred on March 31, 2026.

(i)	The Company has received approximately $6,777,444 in net cash proceeds from the sale of 84.72% of the Class 1 beneficial interests in XXV DST 1.

(ii)	Represents the book value of the assets, including land, site improvements, building and tenant improvements, and lease intangibles, including leasing commissions, leases in place, above market leases, and legal and marketing costs associated with replacing existing leases, removed from the Company’s condensed consolidated balance sheet as a result of the deconsolidation of the XXV DST 1 entity.

(iii)	Represents the fair market value of the Company’s remaining 15.28% beneficial ownership in the XXV DST 1 entity.

(iv)	Represents the amount of unbilled rent resulting from recording rent revenue on a straight line basis removed from the Company’s condensed consolidated balance sheet as a result of the deconsolidation of the XXV DST 1 entity.

(v)	Represents the mortgages held for sale and intangible liabilities held for sale removed from the Company’s condensed consolidated balance sheet as a result of the deconsolidation of the XXV DST 1 entity.

(vi)	Represents the revenues recognized as a result of the deconsolidation.

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2026

		Pro Forma Adjustments - Dispositions (b)
	Historical											Tesla Property
	Three Months											Sales of DST		Pro Forma
	Ended											Interests and		Three Months
	March 31, 2026	Parkway		Greenbrier		Franklin Square		Citibank		Ashley Plaza		Deconsolidation		Ended
	(a)	Property		Property		Property		Property		Property		(c)		March 31, 2026
	(unaudited)	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Investment property revenues	$2,159,265	$(140,928)	(i)	$(140,091)	(i)	$(635,357)	(i)	$(37,700)	(i)	$(439,253)	(i)	$(264,974)	(i)	$500,962
Total Revenue	$2,159,265	$(140,928)		$(140,091)		$(635,357)		$(37,700)		$(439,253)		$(264,974)		$500,962

OPERATING EXPENSES
Investment property operating expenses	$641,264	$(53,860)	(ii)	$(37,823)	(ii)	$(191,762)	(ii)	$—		$(144,350)	(ii)	$(110)	(ii)	$213,359
DST sponsorship program expenses	222,896	—		—		—		—		—		—		222,896
Share based compensation expenses	224,220	—		—		—		—		—		—		224,220
Legal, accounting and other professional fees	415,779	—		—		—		—		—		—		415,779
Corporate general and administrative expenses	348,189	—		—		—		—		—		—		348,189
Depreciation and amortization	488,770	—		—		(59,271)	(iii)	(20,178)	(iii)	(166,211)	(iii)	—	(iii)	243,110
Total Operating Expenses	2,341,118	(53,860)		(37,823)		(251,033)		(20,178)		(310,561)		(110)		1,667,553
Gain on disposal of investment properties	12,850,227	(1,040,870)	(iv)	(4,228,612)	(iv)	(7,580,745)	(iv)	—		—		—		—
Loss on extinguishment of debt	(372,340)	64,320	(v)	112,203	(v)	195,817	(v)	—		—		—		—
Operating Income (Loss)	12,296,034	(1,063,618)		(4,218,677)		(7,769,252)		(17,522)		(128,692)		(264,864)		(1,166,591)
Interest expense	456,095	(37,845)	(vi)	(39,414)	(vi)	(83,419)	(vi)	—		(99,977)	(vi)	(96,375)	(iv)	99,065
Net Income (Loss) from Operations	11,839,939	(1,025,773)		(4,179,263)		(7,685,833)		(17,522)		(28,715)		(168,489)		(1,265,656)
Other income	275,815	—		—		—		—		—		(34,441)	(v)	241,374
Other expense	(71,627)	7,224	(vii)	—		—		—		—		—		(64,403)
Net Income (Loss) before Income Taxes	12,044,127	(1,018,549)		(4,179,263)		(7,685,833)		(17,522)		(28,715)		(202,930)		(1,088,685)
Income tax benefit	2,078,642	—		—		—		—		—		—		2,078,642
Net Income (Loss)	14,122,769	(1,018,549)		(4,179,263)		(7,685,833)		(17,522)		(28,715)		(202,930)		989,957
Less: Net income attributable to Parkway Property noncontrolling interests	183,338	(183,338)	(viii)	—		—		—		—		—		—
Less: Net income attributable to DST Entities	43,827	—		—		—		—		—		(43,827)	(vi)	—
Less: Net income attributable to Operating Partnership noncontrolling interests	4,928,795	(322,558)	(ix)	(1,614,031)	(ix)	(2,968,269)	(ix)	(6,767)	(ix)	(11,090)	(ix)	(61,446)	(vii)	(55,366)
Net Income Attributable to Medalist Common Shareholders	$8,966,809	$(512,653)		$(2,565,232)		$(4,717,564)		$(10,755)		$(17,625)		$(97,657)		$1,045,323

Income per share from operations - basic	$7.01													$0.82
Weighted-average number of shares - basic	1,279,523													1,279,523

Income per share from operations - diluted	$4.85													0.69
Weighted-average number of shares - diluted	1,848,135													1,848,135

Dividends paid per common share	$0.0675													$0.0675

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2026

Notes to unaudited pro forma consolidated statement of operations for the three months ended March 31, 2026

(a)	Historical financial information was derived from the condensed consolidated statement of operations of the Company for the three months ended March 31, 2026 (unaudited).

(b)	Adjustments to give effect to the sale of the Parkway, Greenbrier, Franklin Square, Citibank and Ashley Plaza Properties as if the dispositions had occurred on January 1, 2026.

(i)	Represents the investment property revenues recognized during the three months ended March 31, 2026. Investment property revenues include rent, common area maintenance (“CAM”) revenues, and percentage rent. Rent revenues are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the three months ended March 31, 2026.

(iii)	Represents the depreciation and amortization expenses recorded during the three months ended March 31, 2026.

(iv)	Represents the gain on disposition of investment properties recorded during the three months ended March 31, 2026.

(v)	Represents the loss on extinguishment of debt recorded during the three months ended March 31, 2026.

(vi)	Represents the interest expense incurred on the related mortgages recorded during the three months ended March 31, 2026.

(vii)	Represents the other expense recorded during the three months ended March 31, 2026.

(viii)	Represents the noncontrolling owner’s 18.0% share of the Parkway Property’s net income recorded for the three months ended March 31, 2026.

(ix)	Represents the Operating Partnership’s pro forma 38.62% weighted average noncontrolling ownership interest’s share of the net income recorded for the three months ended March 31, 2026.

(c)	Represents the impact of the deconsolidation of the XXV DST 1 entity resulting from the sale of a majority of the Class 1 beneficial ownership interests in the XXV DST 1 entity as if the deconsolidation had occurred on January 1, 2026.

(i)	Represents the investment property revenues recognized during the three months ended March 31, 2026. For the XXV DST 1 entity, investment property revenues include only rent revenues, which are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the three months ended March 31, 2026.

(iii)	Under ASC 360, depreciation and amortization on assets held for sale is not recorded.

(iv)	Represents the interest expense incurred on the related mortgages recorded during the three months ended March 31, 2026.

(v)	Represents the other income recorded during the three months ended March 31, 2026.

(vi)	Represents the noncontrolling owner’s 21.6% share of the XXV DST 1 entity’s net income recorded for the three months ended March 31, 2026.

(vii)	Represents the Operating Partnership’s pro forma 38.62% weighted average noncontrolling ownership interest’s share of the net income recorded for the three months ended March 31, 2026.

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2025

		Pro Forma Adjustments - Dispositions (b)

	Historical			Buffalo		United
	Year Ended	Salisbury		Wild Wings		Rentals		Parkway		Greenbrier
	December 31, 2025	Property		Property		Property		Property		Property
	(a)	Disposition		Disposition		Disposition		Disposition		Disposition
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Investment property revenues	$10,396,618	$(767,676)	(i)	$(129,616)	(i)	$(164,623)	(i)	$(871,771)	(i)	$(1,103,839)	(i)
Total Revenue	$10,396,618	$(767,676)		$(129,616)		$(164,623)		$(871,771)		$(1,103,839)

OPERATING EXPENSES
Investment property operating expenses	$2,778,232	$(207,159)	(ii)	$—		$—		$(234,480)	(ii)	$(238,139)	(ii)
Bad debt expense	2,382	(1,061)	(iii)	—		—		(161)	(iii)	(1,160)	(iii)
Share based compensation expenses	397,182	—		—		—		—		—
Legal, accounting and other professional fees	1,594,707	—		—		—		—		—
Corporate general and administrative expenses	1,283,334	—		—		—		—		—
Loss on impairment	74,328	—	(iv)	—		—		—		(3,400)	(iv)
Impairment of assets held for sale	662,394	—	(v)	(160,789)	(v)	(381,605)	(v)	—		—
Depreciation and amortization	3,347,577	(281,485)	(vi)	(64,169)	(vi)	(101,032)	(vi)	(284,563)	(vi)	(206,664)	(vi)
Total Operating Expenses	10,140,136	(489,705)		(224,958)		(482,637)		(519,204)		(449,363)
Gain (loss) on disposal of investment properties	731,439	(841,278)	(vii)	52,760	(vii)	57,079	(vii)	—		—
Loss on redemption of mandatorily redeemable preferred stock	(9,375)	—		—		—		—		—
Loss on extinguishment of debt	(430,644)	51,081	(viii)	—		—		—		—
Operating Income (Loss)	547,902	(1,068,168)		148,102		375,093		(352,567)		(654,476)
Interest expense	2,620,396	(208,497)	(ix)	—		—		(256,639)	(ix)	(246,882)	(ix)
Net (Loss) Income from Operations	(2,072,494)	(859,671)		148,102		375,093		(95,928)		(407,594)
Other income	361,498	—	(x)	—		—		—		—
Other expense	(224,777)	—		—		—		90,166		—
Net (Loss) Income	(1,935,773)	(859,671)		148,102		375,093		(5,762)		(407,594)
Less: Net income attributable to Parkway Property noncontrolling interests	1,036	—	(xi)	—		—		(1,036)	(xi)	—
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	452,028	(387,798)	(xii)	66,809	(xii)	169,204	(xii)	(2,132)	(xii)	(183,866)	(xii)
Net (Loss) Income Attributable to Medalist Common Shareholders	$(2,388,837)	$(471,873)		$81,293		$205,889		$(2,594)		$(223,728)

Loss per share from operations - basic and diluted	$(2.118)
Weighted-average number of shares - basic and diluted	1,127,768

Dividends paid per common share	$0.17

See notes to unaudited pro forma consolidated financial statements

Continued on following page

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2025

Continued from preceding page

	Pro Forma Adjustments - Dispositions (b) (continued)
							Tesla Property -
	Franklin				Ashley		Sales of DST
	Square		Citibank		Plaza		Interests and		Pro Forma
	Property		Property		Property		Deconsolidation		Year Ended
	Disposition		Disposition		Disposition		(c)		December 31, 2025
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Investment property revenues	$(2,634,259)	(i)	$(150,796)	(i)	$(1,922,729)	(i)	$(158,525)	(i)	$2,492,784
Total Revenue	$(2,634,259)		$(150,796)		$(1,922,729)		$(158,525)		$2,492,784

OPERATING EXPENSES
Investment property operating expenses	$(648,597)	(ii)	$—		$(596,885)	(ii)	$(544)	(ii)	$852,428
Bad debt expense	—		—		—		—		—
Share based compensation expenses	—		—		—		—		397,182
Legal, accounting and other professional fees	—		—		—		—		1,594,707
Corporate general and administrative expenses	—		—		—		—		1,283,334
Loss on impairment	(56,957)	(iv)	—		(5,700)	(iv)	—		8,271
Impairment of assets held for sale	—		—		—		—		120,000
Depreciation and amortization	(678,496)	(vi)	(80,715)	(vi)	(657,770)	(vi)	—	(iii)	992,683
Total Operating Expenses	(1,384,050)		(80,715)		(1,260,355)		(544)		5,248,605
Gain (loss) on disposal of investment properties	—		—		—		—		—
Loss on redemption of mandatorily redeemable preferred stock	—		—		—		—		(9,375)
Loss on extinguishment of debt	—		—		—		379,563	(iv)	—
Operating Income (Loss)	(1,250,209)		(70,081)		(662,374)		221,582		(2,765,196)
Interest expense	(535,041)	(ix)	—		(410,934)	(ix)	(58,896)	(v)	903,507
Net (Loss) Income from Operations	(715,168)		(70,081)		(251,440)		280,478		(3,668,703)
Other income	(320,670)	(x)	—		—		(242)	(vi)	40,586
Other expense	—		—		—		90,585	(vii)	(44,026)
Net (Loss) Income	(1,035,838)		(70,081)		(251,440)		370,821		(3,672,143)
Less: Net income attributable to Parkway Property noncontrolling interests	—		—		—		—		—
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	(467,267)	(xii)	(31,614)	(xii)	(113,425)	(xii)	167,277	(viii)	(330,781)
Net (Loss) Income Attributable to Medalist Common Shareholders	$(568,571)		$(38,467)		$(138,015)		$203,544		$(3,341,362)

Loss per share from operations - basic and diluted									$(2.96)
Weighted-average number of shares - basic and diluted									1,127,768

Dividends paid per common share									$0.17

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2025

(a)	Historical financial information was derived from the consolidated statement of operations of the Company for the year ended December 31, 2025.

(b)	Adjustments to give effect to the sale of the Salisbury, Buffalo Wild Wings, United Rentals, Parkway, Greenbrier, Franklin Square, Citibank and Ashley Plaza Properties as if the dispositions had occurred on January 1, 2025.

(i)	Represents the investment property revenues recognized during the year ended December 31, 2025. Investment property revenues include rent, CAM revenues, and percentage rent. Rent revenues are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the year ended December 31, 2025.

(iii)	Represents the bad debt expense recorded during the year ended December 31, 2025.

(iv)	Represents the loss on impairment recorded during the year ended December 31, 2025.

(v)	Represents the impairment of assets held for sale recorded during the year ended December 31, 2025.

(vi)	Represents the depreciation and amortization expenses recorded during the year ended December 31, 2025.

(vii)	Represents the gain (loss) on disposition of investment properties recorded during the year ended December 31, 2025.

(viii)	Represents the loss on extinguishment of debt recorded during the year ended December 31, 2025.

(ix)	Represents the interest expense incurred on the related mortgages recorded during the year ended December 31, 2025.

(x)	Represents the other income recorded during the year ended December 31, 2025.

(xi)	Represents the noncontrolling owner’s 18.0% share of the Parkway Property’s net income recorded for the year ended December 31, 2025.

(xii)	Represents the Operating Partnership’s pro forma 45.11% weighted average noncontrolling ownership interest’s share of the net income (loss) recorded for the year ended December 31, 2025.

(c)	Represents the impact of the deconsolidation of the XXV DST 1 entity resulting from the sale of a majority of the Class 1 beneficial ownership interests in the XXV DST 1 entity as if the deconsolidation had occurred on January 1, 2025.

(i)	Represents the investment property revenues recognized during the year ended December 31, 2025. For the XXV DST 1 entity, investment property revenues include only rent revenues, which are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the year ended December 31, 2025.

(iii)	Under ASC 360, depreciation and amortization on assets held for sale is not recorded.

(iv)	Represents the loss on extinguishment of debt recorded during the year ended December 31, 2025 resulting from the repayment of the Farmers and Merchants line of credit.

(v)	During the year ended December 31, 2025, interest expense includes interest paid on (1) the acquisition line of credit (“ALOC”) which financed the acquisition of the Tesla Property from July 18, 2025, the acquisition date, through November 7, 2025 and (2) the mortgage payable which refinanced the ALOC from November 7, 2025 through December 31, 2025.

(vi)	Represents the other income recorded during the year ended December 31, 2025.

(vii)	Represents the other expense recorded during the year ended December 31, 2025.

(viii)	Represents the Operating Partnership’s pro forma 45.11% weighted average noncontrolling ownership interest’s share of the net income (loss) recorded for the year ended December 31, 2025.